                                                                      EXHIBIT 99

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed financial statements give effect to the acquisitions by Embarcadero Technologies, Inc. ("The Company") of: (1) the remaining 55.14% of outstanding shares of Embarcadero Europe Limited; (2) all shares outstanding of Advanced Systems Technologies, Inc. and (3) all shares outstanding of EngineeringPerformance, Inc.. The transactions are to be accounted for under the "purchase" method.

         The unaudited pro forma combined balance sheet as of September 30, 2000 reflects the combination of the balance sheets of Embarcadero Technologies, Inc., Embarcadero Europe Ltd. and Advanced Systems Technologies, Inc. as of September 30, 2000 with the balance sheet of EngineeringPerformance Inc. as of October 31, 2000. The unaudited pro forma combined statement of operations for the nine months ended September 30, 2000 reflects the combination of the statements of operations of Embarcadero Technologies, Inc., Embarcadero Europe Ltd. and Advanced Systems Technologies, Inc. for the nine months ended September 30, 2000 with the statement of operations of EngineeringPerformance Inc. for the nine months ended October 31, 2000. The unaudited pro forma combined statement of operations for the year ended December 31, 1999 reflects the combination of the statement of operations of Embarcadero Technologies, Inc., Embarcadero Europe Ltd. and Advanced Systems Technologies, Inc. for the year ended December 31, 1999 with the statement of operations of EngineeringPerformance Inc. for the year ended January 31, 2000.

         The unaudited pro forma combined condensed balance sheet as of September 30, 2000 gives effect to these acquisitions as if they have occurred on September 30, 2000. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1999 and for the nine months ended September 30, 2000 give effect to the acquisition as if it had occurred on January 1, 1999.

         The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it indicative of future operating results or financial position. The unaudited pro forma combined condensed financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical financial statements of Embarcadero Technologies, Inc. included in its Form S-1 filed April 19, 2000, Form 10-Q filed August 14, 2000 and November 14, 2000 and the historical financial statements of Embarcadero Europe Limited included in the Company's Form 8-K/A filed December 22, 2000 with the Securities and Exchange Commission and the historical financial statements of Advanced Systems Technologies, Inc. and EngineeringPerformance, Inc. included in this Form 8-K/A.

                         EMBARCADERO TECHNOLOGIES, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000

                             (AMOUNTS IN THOUSANDS)


                                                                            ADVANCED
                                           EMBARCADERO                      SYSTEMS      ENGINEERING     PRO FORMA
                                          TECHNOLOGIES,     EMBARCADERO   TECHNOLOGIES   PERFORMANCE,     ENTRIES
                                               INC.         EUROPE LTD.       INC.           INC.       (footnote 4)      COMBINED
                                          -------------     -----------   ------------   ------------   ------------      --------
ASSETS:
Cash and cash equivalents                  $  51,102        $     693     $     185        $    278      $ (23,545)(A)   $ 28,713
Trade accounts receivable, net                 4,635              997           603               -              -          6,235
Related parties accounts receivable            3,223                -             -               -         (2,234)(C)        989
Prepaid and other current assets                 791               19           106               -              -            916
Deferred tax assets                              244                -             -               -              -            244
                                          ------------     -----------   ------------    -----------     ---------       --------
   TOTAL CURRENT ASSETS                       59,995            1,709           894             278        (25,779)        37,097

Property and equipment, net                    1,803               87           223              94              -          2,207
Goodwill and other intangible assets               -                -             -               -         22,652 (A)     22,652
Other assets                                   1,099                -            93               -         (1,000)(C)        192
                                          ------------     -----------   ------------    -----------     ---------       --------
   TOTAL ASSETS                            $  62,897        $   1,796     $   1,210        $    372      $  (4,127)      $ 62,148
                                          ============     ===========   ============    ===========     =========       ========


LIABILITIES:
Accounts payable and accrued
   liabilities                             $   4,097        $      24     $     416        $    250      $     363 (C)   $  5,150
Deferred revenue                               6,360              501           711               -            -            7,572
Related party accounts payable                     -            2,234           115               -         (2,234)(C)        115
Deferred tax liabilities                         518                -             -               -              -            518
                                          ------------     -----------   ------------    -----------     ---------       --------
   TOTAL CURRENT LIABILITIES                  10,975            2,759         1,242             250         (1,871)        13,355
                                          ------------     -----------   ------------    -----------     ---------       --------

Deferred tax liabilities                           -                -             -               -          2,103 (B)      2,103
                                          ------------     -----------   ------------    -----------     ---------       --------
Minority Interest                                  -                -             -               9             (9)(D)          -
                                          ------------     -----------   ------------    -----------     ---------       --------

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock                                      26               18             5              40            (63)(D)         26
Additional paid-in capital                    63,022                -         8,636             897         (7,585)(D)     64,970
Notes receivable from stockholders              (458)               -             -               -              -           (458)
Deferred stock-based compensation             (8,641)               -             -               -              -         (8,641)
Translation adjustment                             -               61             -               -            (61)(D)          -
Accumulated deficit                           (2,027)          (1,042)       (8,673)           (824)         3,359 (D)     (9,207)
                                          ------------     -----------   ------------    -----------     ---------       --------
   TOTAL STOCKHOLDERS' EQUITY (DEFICIT)       51,922             (963)          (32)            113         (4,350)        46,690
                                          ------------     -----------   ------------    -----------     ---------       --------


   TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY (DEFICIT)       $  62,897        $   1,796     $   1,210        $    372      $  (4,127)      $ 62,148
                                          ============     ===========   ============    ===========     =========       ========

        See notes to unaudited pro forma combined financial statements.

                         EMBARCADERO TECHNOLOGIES, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    ADVANCED
                                     EMBARCADERO    EMBARCADERO      SYSTEM       ENGINEERING      PRO FORMA
                                    TECHNOLOGIES,     EUROPE,     TECHNOLOGIES,   PERFORMANCE,    ADJUSTMENTS       COMBINED
                                         INC.           LTD            INC.           INC.        (footnote 4)    CONSOLIDATED
                                    -------------   -----------   -------------   ------------   --------------   ------------
REVENUES:
License                             $   13,407      $   2,400     $    1,272      $       -      $    (1,395)(C)     $   15,684
Maintenance                              5,446              -            541             34                -              6,021
                                    -------------   -----------   -------------   ------------   --------------      ------------
   Total revenues                       18,853          2,400          1,813             34           (1,395)            21,705

COST OF REVENUES:
License                                    460          1,440            184              -           (1,395)(C)            689
Maintenance                                621              -            133              -                -                754
                                    -------------   -----------   -------------   ------------   --------------      ------------
   Total cost of revenues                1,081          1,440            317              -           (1,395)             1,443

Gross profit                            17,772            960          1,496             34                -             20,262

OPERATING EXPENSES:
Sales and marketing                      5,388              -          1,339              -                -              6,727
Research and development                 4,265              -          1,263             13                -              5,541
General and administrative               1,577          1,436            312              -                -              3,325
Amortization of deferred
  stock-based compensation               4,261              -              -              -                -              4,261
Amortization of intangible
  assets                                     -              -              -              -            6,751 (E)          6,751
                                    -------------   -----------   -------------   ------------   --------------      ------------
   Total operating expense              15,491          1,436          2,914             13            6,751             26,605

Income (loss) from operations            2,281           (476)        (1,418)            21           (6,751)            (6,343)
Interest income                             88              1           (673)             -           (1,711)(F)         (2,295)
                                    -------------   -----------   -------------   ------------   --------------      ------------

Income (loss) before
  income taxes                           2,369           (475)        (2,091)            21           (8,462)            (8,638)
Provision for income taxes
  (tax benefit)                             82             (4)             -              -           (1,239)(B)         (1,161)
                                    -------------   -----------   -------------   ------------   --------------      ------------

Income (loss) before share in
  affiliated company loss                2,287           (471)        (2,091)            21           (7,223)            (7,477)
Share in loss of affiliated
  company                                 (100)             -              -              -              100 (D)              -
                                    -------------   -----------   -------------   ------------   --------------      ------------
Net income (loss)                   $    2,187      $    (471)    $   (2,091)     $      21      $    (7,123)        $   (7,477)
                                    ============    ===========   =============   ============   ==============      ============

Pro forma net income (loss)
  per share

   Basic                                $ 0.11                                                                          $ (0.37)
                                        ======                                                                          =======
   Diluted                              $ 0.10                                                                          $ (0.37)
                                        ======                                                                          =======

Shares used to compute pro forma
  net income (loss) per share

   Basic                                20,270                                                                           20,120
                                        ======                                                                           ======
   Diluted                              21,877                                                                           20,120
                                        ======                                                                           ======

        See notes to unaudited pro forma combined financial statements.

                         EMBARCADERO TECHNOLOGIES, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    ADVANCED
                                     EMBARCADERO    EMBARCADERO      SYSTEM       ENGINEERING      PRO FORMA
                                    TECHNOLOGIES,     EUROPE,     TECHNOLOGIES,   PERFORMANCE,    ADJUSTMENTS       COMBINED
                                         INC.           LTD            INC.           INC.        (footnote 4)    CONSOLIDATED
                                    -------------   -----------   -------------   ------------   --------------   ------------
REVENUES:
License                             $   19,562      $   3,141     $    1,332      $       -      $    (1,827)(C)     $   22,208
Maintenance                              8,252              -            722              1                -              8,975
                                    -------------   -----------   -------------   ------------   --------------      ------------
   Total revenues                       27,814          3,141          2,054              1           (1,827)            31,183

COST OF REVENUES:
License                                    445          1,984            172              -           (1,827)(C)            774
Maintenance                                912              -            196              -                -              1,108
                                    -------------   -----------   -------------   ------------   --------------      ------------
   Total cost of revenues                1,357          1,984            368              -           (1,827)             1,882

Gross profit                            26,457          1,157          1,686              1                -             29,301

OPERATING EXPENSES:
Sales and marketing                      8,216          1,530          1,481              -                -             11,227
Research and development                 6,640              -          1,001            897                -              8,538
General and administrative               2,439            347            321              -                -              3,107
Amortization of deferred
  stock-based compensation               8,167              -              -              -                -              8,167
Amortization of intangible
  assets                                     -              -              -              -            5,063 (E)          5,063
                                    -------------   -----------   -------------   ------------   --------------      ------------
   Total operating expense              25,462          1,877          2,803            897            5,063             36,102

Income (loss) from operations              995           (720)        (1,117)          (896)          (5,063)            (6,801)
Interest income                          1,181              1           (109)            11           (1,283)(F)           (199)
                                    -------------   -----------   -------------   ------------   --------------      ------------

Income (loss) before
  income taxes                           2,176           (719)        (1,226)          (885)          (6,346)            (7,000)
Provision for income taxes              (3,972)             -              -              -              929 (B)         (3,043)
                                    -------------   -----------   -------------   ------------   --------------      ------------

Income (loss) before share in
  affiliated company loss               (1,796)          (719)        (1,226)          (885)          (5,417)           (10,043)
Minority interest in losses of
  a subsidiary                               -              -              -             62              (62)(D)              -
Share in loss of affiliated
  company                                 (230)             -              -              -              230 (D)              -
                                    -------------   -----------   -------------   ------------   --------------      ------------

Net income (loss)                       (2,026)          (719)        (1,226)          (823)          (5,249)           (10,043)
Deemed preferred stock dividend         (1,219)             -              -             -                -              (1,219)
                                    -------------   -----------   -------------   ------------   --------------      ------------

Net income (loss) available to
  common shareholders               $   (3,245)     $    (719)    $   (1,226)     $    (823)     $    (5,249)        $  (11,262)
                                    ============    ===========   =============   ============   ==============      ============

Pro forma net income per share:

   Basic                                $(0.13)                                                                         $ (0.46)
                                        ======                                                                          =======
   Diluted                              $(0.13)                                                                         $ (0.46)
                                        ======                                                                          =======

Shares used to compute pro forma
  net income (loss) per share:

   Basic                                 24,376                                                                           24,426
                                         ======                                                                           ======
   Diluted                               24,376                                                                           24,426
                                         ======                                                                           ======

        See Notes to Unaudited Pro Forma Combined Financial Statements.

NOTE 1 - BASIS OF PRESENTATION

         On October 9, 2000, Embarcadero Technologies, Inc. acquired the remaining 55.14 percent interest in its affiliate, Embarcadero Europe Limited, for approximately $3 million. Pursuant to the transaction,

Embarcadero Europe Limited, which is based in Maidenhead, United Kingdom, will become a wholly-owned subsidiary of the Company.

         On November 7, 2000, the Company completed the acquisitions of all the outstanding stock of Advanced Software Technologies, Incorporated. ("Advanced") for approximately $13 million in cash. In addition, shareholders of Advanced could have earned an additional payment of up to $2 million, based on the achievement of certain fiscal year 2000 revenue goals, which were not achieved.

         On November 10, 2000, the Company completed the acquisition of all of the outstanding stock of Engineering Performance, Inc. for approximately $6.9 million in cash and 50,000 shares of the Company's common stock, which were valued at $1.9 million in the aggregate.

         The acquisitions were accounted for under the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The pro forma financial information has been prepared on the basis of assumptions described in the following notes and includes assumptions relating to the allocation of consideration paid for the assets and liabilities based on preliminary estimates of their fair value. The actual allocation of such consideration may differ from that reflected in the pro forma financial statements after valuations have been completed. Embarcadero Technologies, Inc. does not expect that the final allocation of the purchase price will differ materially from the preliminary allocation.

         The unaudited pro forma combined condensed balance sheet as of September 30, 2000 gives effect to the acquisitions as if they had occurred on September 30, 2000. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1999 and for the nine months ended September 30, 2000 give effect to the acquisitions as if they had occurred on January 1, 1999.

         The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position.

NOTE 2 - PURCHASE PRICE ALLOCATION

         The total estimated purchase price of the acquisitions has been calculated as follows (in thousands):

                                                            Advanced
                                                            Software       Engineering
                                          Embarcadero     Technologies,    Performance,
                                          Europe Ltd.         Inc.             Inc.           Total
        Cash consideration                     $3,220          $13,434          $6,891        $23,545
        Embarcadero Technologies'
          Investment in EP, LLC                    --               --           1,000          1,000
        Value of securities issued                 --               --           1,948          1,948
        Estimated transaction costs
          and expenses                            120              575             100            795
                                                  ---              ---             ---            ---
                     Total                     $3,340          $14,009          $9,939        $27,288


         The Company's allocation of the aggregate purchase price is based on management's preliminary analysis and estimates of the fair values of the tangible assets and intangible assets. The book values of tangible assets and liabilities acquired are assumed to approximate fair values. Assuming that the acquisitions have occurred on September 30, 2000, the purchase price allocation would have been as follows:


                                                        Advanced           Engineering
                                       Embarcadero      Software           Performance,                  Annual       Useful lives
                                       Europe Ltd.    Technologies, Inc.       Inc.        Amount      Amortization       (years)
Tangible net liabilities                $ (530)         $   (32)             $  121        $   (441)        $   N/A            N/A
Deferred tax liability, net                  -           (2,163)                 60          (2,103)            N/A            N/A
In Process research and development          -            1,180               6,000           7,180             N/A            N/A
Technology                                   -            3,230                   -           3,230             808              4
Other identified intangible assets           -            6,390                 200           6,590           2,735              4
Goodwill                                 3,870            5,404               3,558          12,832           3,208              4
                                        ------          -------              ------        --------         -------
                                        $3,340          $14,009              $9,939        $ 27,288         $ 6,751


NOTE 3 - UNAUDITED PRO FORMA COMBINED NET INCOME (LOSS) PER SHARE:

         The net income (loss) per share and shares used in computing the net income (loss) per share for the year ended December 31, 1999 are based upon the Company's historical weighted average common shares outstanding together with the shares issued in the transaction as if such shares were issued January 1, 1999. Common stock issuable upon the exercise of stock option, warrants and unvested restricted stock has been excluded, as the effect would be anti-dilutive for all periods presented.

NOTE 4 - PURCHASE ADJUSTMENTS:

     The following adjustments were applied to the combined financial statements:

(A) The excess of purchase price over tangible assets acquired and liabilities assumed will be recorded as goodwill.

(B) To record the deferred tax liability arising from amortization of intangible assets net of deferred tax asset arising from the expected utilization of net operating losses.

(C)  To eliminate intercompany transactions.

(D) To eliminate the investment in Embarcadero Europe Limited, Advanced Software Technologies Inc. and Engineering Performance, Inc..

(E) To record the amortization expense associated with intangible assets over their estimated useful life as if the acquisition had occurred on January 1, 1999.

(F) To eliminate the interest income earned as if the acquisition had occurred on January 1, 1999. The implicit interest rate used was 7%.

(G) The In Process research and development was reflected on the pro forma balance sheet but not included in the pro forma statements of operation as it is a non-recurring expense.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  January 22, 2001             EMBARCADERO TECHNOLOGIES, INC.



                                    By: /s/ Raj P. Sabhlok
                                       ------------------------------------
                                       Raj P. Sabhlok
                                       Senior Vice President of Finance and
                                       Corporate Development and Chief
                                       Financial Officer